UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

Predictive Oncology Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2915 Commers Drive, Suite 900 Eagan, Minnesota		55121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (651) 389-4800

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 25, 2020, Predictive Oncology Inc. (the “Company”) entered into Warrant Exercise Letter Agreements (the “Exercise Agreements”) with certain accredited institutional investors (the “Holders”) holding warrants of the Company (the “Existing Warrants”) to purchase up to an aggregate of 1,396,826 shares of Common Stock, issued on May 8, 2020, exercisable immediately at $1.45 per share of Common Stock and terminating five and one-half years after the date of issuance. The resale of the shares of Common Stock underlying the Existing Warrants (the “Warrant Shares”) has been registered pursuant to the registration statement on Form S-1 (File No. 333-239207) (the “Registration Statement”) previously filed with, and declared effective by, the Securities and Exchange Commission (the “Commission”).

Pursuant to the Exercise Agreements, the Holders have agreed to immediately exercise in cash (the “Exercise”) the Existing Warrants at the exercise price of $1.45 per share plus an additional $0.125 per New Warrant (as defined below), and as consideration the Company will issue to each Holder the applicable number of Warrant Shares and a new unregistered Common Stock Purchase Warrant (a “New Warrant”) to purchase up to a number of shares (the “New Warrant Shares”) of Common Stock equal to 100% of the number of Warrant Shares issued pursuant to the exercise of the Existing Warrants. The New Warrants are exercisable immediately and have a term of five and one-half years and an exercise price per share equal to $1.80. Each Holder (together with its respective affiliates) may not exercise any portion of the New Warrants to the extent that the Holder would beneficially own more than 4.99% of the Company’s outstanding Common Stock immediately after exercise. However, upon at least 61 days’ prior notice from the Holder to the Company, a Holder with a 4.99% beneficial ownership blocker may increase the amount of ownership of outstanding Common Stock after exercising the Holder’s New Warrant up to 9.99% of the number of the Company’s Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the New Warrant.

Before deducting placement agent fees and expenses, the Company will receive approximately $2,200,000 from the transactions pursuant to the Exercise Agreements. The Company expects to use the net proceeds of these transactions for general corporate and working capital purposes.

The Company has agreed to prepare and file with the Commission a registration statement relating to the resale of the New Warrant Shares as soon as practicable (and in any event within 20 calendar days from the date of the Exercise Agreements), and to use best efforts to cause such registration statement to be declared effective by the Commission within certain time periods specified in the Exercise Agreements and subject to certain liquidated damages and interest if the time periods specified in the Exercise Agreements are not satisfied.

Pursuant to an Engagement Letter (the “Engagement Letter”) with H.C. Wainwright & Co., LLC (the “Placement Agent”), the Company agreed to pay the Placement Agent a cash fee equal to 7.5% of the gross proceeds received from the Exercise and the sale of the New Warrants as well as a management fee equal to 1.0% of the gross proceeds from the Exercise and the sale of the New Warrants. The Company also agreed to reimburse the Placement Agent for its expenses in connection with the Exercise, up to $40,000, and agreed to pay the Placement Agent for non-accountable expenses in the amount of $25,000. The Engagement Letter contains indemnification, representations, warranties and other provisions customary for transactions of this nature. Also pursuant to the Engagement Letter, the Company agreed to issue the Placement Agent or its designees warrants which will have the same terms as the New Warrants except for an exercise price equal to 125% of the exercise price per share of the New Warrants.

The foregoing description of the material terms of the Exercise Agreements, the New Warrants and the Engagement Letter is not complete and is qualified in its entirety by reference to the full text of the forms thereof, copies of which are filed as Exhibits 1.1, 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the transaction described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 3.02 in its entirety, the Company will sell and issue the New Warrants to “accredited investors,” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The investors represented that they are acquiring the securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the New Warrants. Accordingly, neither the New Warrants, the warrants issued to the Placement Agent nor the shares issuable pursuant to such warrants have been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy securities of the Company.

Item 9.01. Financial Statements and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Not applicable.

(d)       Exhibits.

Exhibit No.	Description
1.1	Letter Agreement dated May 6, 2020 by and between the Company and H.C. Wainwright & Co., LLC (incorporated by reference to the Form 8-K Report filed on May 8, 2020)

4.1	Form of New Warrant

10.1	Form of Warrant Exercise Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREDICTIVE ONCOLOGY inc.

By:	/s/ Bob Myers
Name: Bob Myers Title: Chief Financial Officer

June 26, 2020